Exhibit 10.4

股权质押协议

The Equity Interest Pledge Agreement

本协议由以下各方于2016年12月15日在中国深圳市签署

This Equity Interest Pledge Agreement (this “Agreement”) is executed on December 15, 2016 (the “execution date”) in Shenzhen, the People’s Republic of China.

THIS AGREEMENT is between

甲方（质押人）：                   （以下简称甲方）

PARTY A: PLEDGOR

1  熊小梅，中国公民，身份证号码：510521198008197609

   Xiong Xiaomei, Chinese citizen, ID No.: 510521198008197609

2  陈宗华，中国公民，身份证号码：440301197509294117

   Chen Zonghua, Chinese citizen, ID No.: 440301197509294117

乙方（质押权人）：深圳前海波特实业有限公司      （以下简称乙方）

PARTY B: PLEDGEE

Shenzhen Qianhai Porter Industrial Co., Ltd.

注册地址：深圳市前海深港合作区前湾一路1号A栋201室（入驻深圳市前海商务秘书有限公司）

Address: Room 201, Building A, No. 1, Qianwan 1st Road, Qianhai Shenzhen Hong Kong cooperation zone, Shenzhen City.

营业执照号码： 91440300MA5DPFCM1D

Business License No.: 91440300MA5DPFCM1D

法定代表人： 陈宗建

Authorized Representative : Chen Zongjian

丙方：深圳市波特城投资管理有限公司             （以下简称丙方）

Party C: Shenzhen Porter City Investment Management Co., Ltd.

注册地址：深圳市罗湖区莲塘街道国威路国威公司工业厂房125栋1209室

Address: Room 1209, Building 125, Guowei Company Factory Building, Guowei Road, Liantang, Luohu, Shenzhen

营业执照号码：91440300067191075C

Business License No.: 91440300067191075C

法定代表人： 陈宗华

Authorized Representative: Chen Zonghua

鉴于：

WHEREAS:

1.              甲方包括丙方的全体股东，这些股东合法持有丙方的所有股份；甲方，共二人包括熊小梅、陈宗华在内作为本协议中共同一方。

Party A lawfully holds 100% of the equity and interests of Party C. Party A herein consists of two shareholders, Xiong Xiaomei and Chen Zonghua.

2.              乙方系一家依照中华人民国法律在中国境内登记成立并有效存续的外商独资公司。营业执照：91440300MA5DPFCM1D；注册地址：深圳市前海深港合作区前湾一路1号A栋201室（入驻深圳市前海商务秘书有限公司）。

Party B is a wholly Foreign-owned Enterprise incorporated and validly existing under the law of the PRC.

3.              丙方系一家依照中华人民国法律在中国境内登记成立并有效存续的企业，营执照号码为：91440300067191075C，注册地址为：深圳市罗湖区莲塘街道国威路国威公司工业厂房125栋1209室。

Party C is a company incorporated and validly existing under the law of the PRC.

4.  乙方同意接受甲方的股权质押。

Party B agrees to accept Party A’s pledge.

依照中华人民共和国适用法律和法规，协议各方本着平等互利的原则，通过友好协商达成以下条款以资共同遵守：

In accordance with the laws and regulations in force in People's Republic of China, all parties have agreed to execute this Agreement with provisions as follow:

第一条        担保义务

质押的股权权利应包含有甲方和乙方、丙方参与的所有协议中赋予乙方的权利和利益。

ARTICLE I

SECURITY OBLIGATIONS

The equity interest hereby pledged to Party B should ensure the rights, privileges and concessions of Party B in all the Agreements signed by all parties.

第二条        质押物

本协议所称的质押物为现由甲方持有的丙方公司的100%股权及由此产生的所有合法收益。

ARTICLE II

PLEDGED PROPERTY

The pledged property herein contains 100% of the equity interest of Party C held by Party A and legitimate income generated during the term of Pledge.

第三条        质押担保义务的范围

质押担保义务的范围为由甲方和乙方、丙方参与签署的所有协议中赋予乙方

的权利和利益。

ARTICLE III

SCOPE OF WARRANTY OBLIGATIONS

The scope of the obligation of guarantee is the rights and interests of Party B in all the agreements signed by all the parties.

第四条        质押流程和质押登记

本协议签署后，甲乙双方应当在深圳市市场监督管理局办理与质押股权有关的质押登记手续。

ARTICLE IV

THE PLEDGE REGISTRATION

After signing the Agreement, Party A and Party B shall transact the Pledge registration in Shenzhen market supervision and Administration Bureau.

第五条        质押股权的转让

在本协议期间，未经乙方书面允许，甲方不得转让被质押的股权及其附随利益。

ARTICLE V

TRANSFER OF THE PLEDGED PROPERTY

During the term of the Pledge set forth in this Agreement, Party A shall not transfer the equity interest to any third party without Party B’s prior written consent.

第六条        协议效力、修改和终止

1、本协议自甲乙丙三方盖章并经授权代表签署后生效。

2、本协议生效后，除非协议各方同意，任何一方不得修改或终止本协议。经协议各方协商一致后的任何修改或终止均应以书面形式呈现。在协议各方书面

同意修改或终止本协议前，本协议的条款仍对协议各方具有约束力。

ARTICLE VI

TERMINATION AND MODIFICATION

1.  The Agreement shall become effectively on execution date and continue in full force since signed by three parties’ authorized representatives.

2. No provision of this Agreement or the Note may be amended, modified, supplemented, discharged or terminated, unless the parties consent thereto in writing.

第七条        适用法律

本协议的执行、效力、解释和履行，及由本协议产生的有关争议的解决，均受中华人民共和国法律的管辖。

ARTICLE VII

GOVERNING LAW

This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of People’s Republic of China.

第八条        违约责任

本协议生效后，协议各方应各自忠实履行协议约定的义务。如未能履行协议约定的义务，无论从单个或整体上，均应视为违约，违约方应赔偿因违约而造成的非违约方损失。

ARTICLE VIII

LIABILITY FOR BREACH OF CONTRACT

Any violation of the provisions of this agreement, the failure to fully implement or wrong to perform its obligations under this agreement, any false promises, or fail to comply with the terms of this agreement by any party shall constitute a breach. Default party should be in accordance with the applicable law to be responsible for the default matters.

第九条        争议解决

因本协议理解或实施而产生的任何争议应首先通过友好协商解决。如果争议出现后30天内未能通过协商解决，任何一方均有权将争议提交给华南国际经济贸易仲裁委员会，仲裁地点是深圳。仲裁裁决是最终结果并对各方均具有约束力。

ARTICLE IX

DISPUTE RESOLUTION

Any dispute arising from this agreement shall be settled through friendly consultations. Any Party shall have the right to submit the dispute to Southern China International Economic and Trade Arbitration Commission if the dispute can’t be resolved by negotiation within 30 days. Shenzhen shall be the place of arbitration and arbitration result shall be final and binding on all parties.

第十条 可分性条款

1、如果由于法律和法规的原因而导致本协议的任何某一条款无效或无法执行，则该条款无效，但不影响剩余其他条款的效力。

2、出现本协议第十条第1款情形后，协议各方应本着诚实精神，通过友好协商，准备有效协议以取代无效或无法执行的条款，以便取代条款能带来该无效或无法执行的条款产生的相同经济影响。

ARTICLE X

SEVERABILITY

If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any law or regulation of PRC, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

第十一条 其他事项

1、 本协议中的标题仅作参考之便，不影响本协议的理解、解释或条款的意义。

2、 本协议有中英两个版本，一式各6份。协议各方各执中英文原件各一份，其余文件用作完成相关程序之用。每份复印件均有同等法律效力。当中英两个版本产生冲突时，应以中文约定为准。

3、各方签署本协议后，协议开始生效并应得到有效执行。

ARTICLE XI

MISCELLANEOUS PROVISIONS

1.              CAPTIONS AND HEADINGS. The article and section headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit or add to the meaning of any provision of this Agreement.

2.              The Agreement was made with English and Chinese original versions held by each party. Each one has the same legal effect.In case of discrepancy, original version in Chinese shall prevail.

3.              The Agreement is effective on execution date.

甲方：

Party A:

/s/ Xiong Xiaomei

/s/ Chen Zonghua

日期：

Date: December 15, 2016

乙方：深圳前海波特实业有限公司

Party B: Shenzhen Qianhai Porter Industrial Co., Ltd.

Designated Signing Authority:	/s/ Chen Zongjian

签约代表人：

日期：

Date: December 15, 2016

丙方：深圳市波特城投资管理有限公司

Party C: Shenzhen Porter City Investment Management Co., Ltd.

Designated Signing Authority:	/s/ Chen Zonghua

签约代表人：

日期：

Date: December 15, 2016